Blackstone Strategic Credit Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 134.04%
Aerospace & Defense - 2.48%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$3,194,922	$3,211,120
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	649,815	653,109
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	261,712	256,539
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	139,889	137,124
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	4,680,000	4,440,150
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,545,885	7,563,581
		16,261,623

Air Transport - 2.93%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	3,510,638	3,634,230
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	1,597,734	1,606,386
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	1,794,865	1,722,820
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	1,512,601	1,454,555
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	5,580,283	5,608,882
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	926,406	931,153
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 6M US L + 5.75%, 0.50% Floor, 09/21/2029	510,286	519,537
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	3,752,757	3,787,095
		19,264,658

Automotive - 2.13%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 6M US L + 3.50%, 1.00% Floor, 06/30/2024	6,362,799	5,086,262
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	3,730,668	3,731,824
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	2,200,321	2,200,321
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	2,985,357	2,987,835
		14,006,242

Beverage & Tobacco - 0.86%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	5,647,059	5,646,720

Brokers, Dealers & Investment Houses - 4.10%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	4,215,469	4,227,672
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	8,759,851	8,796,117
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	960,000	993,600
Edelman Financial Center LLC, Second Lien Initial Term Loan, 3M US L + 6.75%, 07/20/2026	1,846,154	1,862,880
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	7,198,306	7,192,692
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	2,046,648	2,042,381
Superannuation And Investments US LLC, First Lien Term Loan, 3M US L + 3.75%, 12/31/2028(b)	1,780,303	1,773,627
		26,888,969

Building & Development - 5.70%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	1,310,166	1,312,420

	Principal Amount	Value

Building & Development (continued)
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	$3,657,761	$3,657,011
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,200,301	2,187,727
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 0.50% Floor, 07/14/2028	976	976
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	1,379,310	1,380,462
LBM Acquisition LLC, First Lien B2 Term Loan, 6M US L + 3.75%, 12/17/2027	1,696,970	1,683,538
LBM Acquisition LLC, First Lien Delayed Draw Term Loan, 6M US L + 3.75%, 12/17/2027	848,485	841,769
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	4,208,191	4,174,883
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	3,558,843	3,570,409
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	9,592,671	9,565,716
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.75%, 0.50% Floor, 06/02/2028	3,755,208	3,759,114
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	672,963	675,907
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 4.00%, 0.50% Floor, 10/19/2027	4,603,462	4,620,449
		37,430,381

Business Equipment & Services - 19.23%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	2,833,615	2,823,287
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	3,143,115	3,148,348
AEA International Holdings (Luxembourg) SARL, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 09/07/2028	440,920	441,471
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	1,878,213	1,894,647
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	3,776,673	3,784,170
Anticimex International AB, First Lien Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/21/2028	1,236,842	1,236,069
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	5,331,818	5,330,165
AqGen Island Holdings, Inc., First Lien Term Loan:
6M US L + 4.00%, 05/19/2028	2,192,308	2,190,937
6M US L + 7.00%, 12/31/2049(b)	3,614,458	3,614,458
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024(c)	2,551,339	2,544,960
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	1,742,230	1,748,494
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	4,646,280	4,634,339
Connectwise, LLC TLB 1L, First Lien Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/24/2028	1,499,282	1,498,533
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	1,875,625	1,884,328
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	363,661	365,348
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,899,857
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	1,734,940	1,746,503
EAB Global, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/16/2028	2,201,835	2,193,303
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	4,941,732	4,946,797
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,460,551
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	2,282,945	2,296,859
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 4.25%, 08/19/2028(b)	914,286	913,143
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	5,298,049	5,313,281
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/25/2025	1,311,500	1,332,812
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	3,209,378	3,204,034
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	3,954,922	3,969,753
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,525,256	2,506,140
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	4,508,860	4,450,628
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	2,855,856	2,855,256
Minotaur Acquisition, Inc., First Lien B Term Loan, 3M US L + 4.75%, 03/27/2026	3,644,415	3,631,058

	Principal Amount	Value

Business Equipment & Services (continued)
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	$606,078	$607,215
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	2,303,030	2,306,738
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	2,936,719	2,919,598
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,144,187	4,050,943
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	5,880,288	5,898,693
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	3,501,000	3,495,311
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	3,111,000	3,107,313
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	896,700	899,740
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/30/2028	1,821,685	1,813,260
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/29/2028	2,996,952	2,996,577
Surveymonkey, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	6,618,271	6,605,862
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	772,529	771,806
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/11/2028	1,836,906	1,844,253
Weld North Education TLB 1L, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	8,070,794	8,089,720
		126,266,558

Cable & Satellite Television - 1.87%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.69%, 01/31/2026	6,896,263	6,854,023
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	5,430,470	5,432,045
		12,286,068

Chemical & Plastics - 4.19%
Arc Falcon I, Inc., First Lien Term Loan:
6M US L + 3.75%, 09/22/2028	209,521	209,695
6M US L + 3.75%, 09/22/2028	1,435,216	1,436,415
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	5,464,953	5,537,965
Composite Resins Holding B.V., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 08/01/2025	3,916,532	3,925,520
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	1,699,694	1,701,113
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	4,775,995	4,787,935
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/18/2028	1,155,556	1,165,303
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	1,968,000	1,974,150
Solenis International LP, First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 09/24/2028	925,313	925,215
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	1,203,241	1,178,990
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	2,735,977	2,689,520
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,995,334	1,938,966
		27,470,787

Clothing & Textiles - 0.36%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 0.50% Floor, 03/11/2028	2,394,000	2,382,030

Conglomerates - 1.88%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,451,240	3,426,167
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	1,706,246	1,473,054
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	756,030	753,078
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	1,208,177	1,203,459
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	3,858,828	3,761,161

	Principal Amount	Value

Conglomerates (continued)
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	$1,724,138	$1,723,603
		12,340,522

Containers & Glass Products - 4.58%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	1,304,348	1,304,485
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	6,061,290	6,081,655
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/02/2028	5,211,265	5,207,279
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	699,084	690,870
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,654,569
Pretium PKG Holdings, Inc., First Lien Initial Term Loan, 6M US L + 4.00%, 0.50% Floor, 10/02/2028	2,447,917	2,453,853
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	7,025,691	7,047,646
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/12/2028	1,686,099	1,690,103
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	2,666,667	1,533,333
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 07/29/2028	128,162	128,536
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	903,545	906,179
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	1,378,809	1,379,574
		30,078,082

Diversified Insurance - 0.81%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 3M US L + 3.75%, 02/15/2027	985,263	983,214
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 1M US L + 3.75%, 0.50% Floor, 11/05/2027	4,343,659	4,353,323
		5,336,537

Drugs - 2.12%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	4,574,464	4,586,701
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	3,775,273	3,783,522
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	4,181,381	4,191,855
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,369,565	1,372,133
		13,934,211

Ecological Services & Equipment - 0.95%
Bingo Industries LTD, First Lien Term Loan, 3M US L + 3.50%, 07/07/2028(b)	840,914	840,914
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	5,364,466	5,364,466
		6,205,380

Electronics/Electric - 30.12%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,843,902	1,855,814
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 3M US L + 5.50%, 0.50% Floor, 03/23/2026	959,184	971,773
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	5,165,734	5,144,218
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	3,829,303	3,832,730
Cloudera, Inc., First Lien Term Loan, 6M US L + 4.25%, 0.50% Floor, 08/10/2028	3,834,728	3,835,936
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,850,000	5,832,538
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	4,800,000	4,801,008
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,830,698
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/21/2028	1,733,607	1,733,069
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	1,045,100	977,168
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	4,792,521	4,799,183

	Principal Amount	Value

Electronics/Electric (continued)
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	$2,114,098	$2,138,537
Delta Topco, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 0.75% Floor, 12/01/2027	6,177,536	6,194,061
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	8,062,204	8,070,266
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,560,175	2,550,254
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	679,814	683,213
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	2,435,163	2,441,628
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	2,435,125	2,440,641
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	9,814,590	9,834,562
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	5,449,640	5,466,670
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	1,288,545	1,291,496
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	2,192,762	2,225,653
Idera, Inc., First Lien B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/02/2028	4,973,211	4,979,950
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,360,289	4,373,914
Infinite Bidco LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/02/2028	2,298,697	2,300,134
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	2,394,000	2,402,678
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	6,332,067	6,355,813
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	809,411	811,738
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	6,084,750	6,112,801
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	2,305,776	2,318,746
MA Financeco. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	2,931,866	2,956,142
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	8,076,577	8,086,672
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	3,634,587	3,640,384
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	2,180,856	2,219,359
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	4,006,397	3,654,776
Navico, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/31/2023	1,969,649	1,969,649
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	4,867,800	4,873,374
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	2,166,010	2,151,346
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	6,539,870	6,545,135
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	3,230,045	3,232,581
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,667,551	2,681,715
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	3,883,890	3,906,144
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	4,470,472	4,469,668
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	8,885,470	8,881,027
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,038,534	5,004,222
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	2,000,000	1,995,420
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	3,321,111	3,323,187
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	4,800,000	4,774,800
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	4,598,346	4,620,855
Sovos Compliance LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	1,181,269	1,189,638
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	628,770	616,981
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	474,408	477,224
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	7,801,458	7,800,210
		197,677,399

	Principal Amount	Value

Equipment Leasing - 0.56%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	$3,671,910	$3,686,304

Financial Intermediaries - 1.24%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028(b)	1,430,872	1,432,661
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	5,079,208	5,095,741
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/27/2028(b)	1,625,000	1,629,062
		8,157,464

Food Products - 0.28%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/18/2026	1,801,796	1,811,184

Food Service - 3.92%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	5,138,608	5,063,687
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,979,487	1,979,487
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	2,437,750	2,444,417
MIC Glen LLC, First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/21/2028	1,283,422	1,278,449
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	5,531,267	5,448,325
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	2,091,650	2,088,711
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,950,964
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	3,469,488	3,470,269
		25,724,309

Food/Drug Retailers - 0.82%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	4,046,495	4,039,859
3M US L + 4.25%, 0.50% Floor, 03/31/2026	697,872	698,745
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	671,875	670,773
		5,409,377

Health Insurance - 0.13%
MPH Acquisition Holdings LLC, First Lien Term Loan, 3M US L + 4.25%, 08/17/2028	861,214	852,606

Healthcare - 18.81%
ADMI Corp., First Lien Amendment No. 5 Incremental Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/23/2027	3,333,333	3,335,717
AHP Health Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/24/2028	1,113,158	1,117,683
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	4,823,231	4,843,127
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	5,964,410	5,921,556
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	391,033	393,397
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023 (d)	11,964,224	11,774,831
CHG Healthcare Services, Inc., First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/29/2028	1,497,104	1,501,116
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	800,935	789,922
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,923,201	3,869,257
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	3,683,567	3,688,190
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	4,822,213	4,305,754
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,224,760	1,155,867
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,797,675	5,794,052
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,483,871	3,480,387
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	178,127	178,096

	Principal Amount	Value

Healthcare (continued)
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	$2,985,649	$2,978,184
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	3,882,142	3,897,923
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	3,380,656	3,386,995
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	4,389,968	4,394,358
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	4,461,042	4,503,422
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/11/2028	2,206,573	2,209,684
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	3,567,514	3,564,909
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	2,611,137	2,615,223
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	5,292,632	5,279,400
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.00%, 06/20/2026	618,450	618,837
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,367,366	2,367,366
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	1,575,758	1,575,269
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	1,277,746	1,281,471
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	6,355,318	6,373,399
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	957,283	935,744
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,320,090	5,261,569
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 09/23/2028	5,127,273	5,141,296
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 12/20/2027	3,198,637	3,207,833
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	3,344,574	3,353,621
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	164,174	142,245
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,904,075	3,845,514
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	4,357,143	4,362,589
		123,445,803

Home Furnishings - 0.55%
Osmosis Buyer, Ltd., First Lien Delayed Draw B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/30/2028	397,022	398,759
Osmosis Buyer, Ltd., First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	3,176,179	3,190,075
		3,588,834

Industrial Equipment - 5.01%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 3M US L + 5.25%, 1.25% Floor, 08/01/2024	6,686,937	6,704,925
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	555,284	556,820
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/21/2028	1,768,395	1,769,500
FCG Acquisitions, Inc., First Lien Initial Delayed Draw Term Loan, 6M US L + 3.75%, 0.50% Floor, 03/31/2028(c)	284,804	284,744
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	1,556,872	1,556,545
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	145,928	139,544
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	2,699,630	2,581,521
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,944,267	3,897,429
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,275,000
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	2,750,732	2,766,452
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	2,555,947	2,546,363
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	4,061,199	3,993,824

	Principal Amount	Value

Industrial Equipment (continued)
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 4.25%, 0.50% Floor, 07/30/2027	$4,770,355	$4,784,928
		32,857,595

Insurance - 1.15%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	3,712,651	3,714,989
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	3,381,867	3,382,408
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	443,787	433,802
		7,531,199

Leisure Goods/Activities/Movies - 5.24%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	3,732,441	3,728,952
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	9,795,891	9,108,856
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	4,034,638	3,932,097
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.25%, 1.00% Floor, 02/28/2025	4,586,041	3,793,023
Crown Finance US, Inc., First Lien Partially Priming Incremental Term Loan, 6M US L + 8.25%, 1.00% Floor, 05/23/2024	267,320	287,703
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	721,355	591,962
Herschend Entertainment Company, LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/27/2028	1,244,681	1,246,243
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	3,727,602	3,616,818
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	490,424	475,848
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	2,531,771	2,496,959
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,785,711	2,615,086
Travelport Finance S.a r.l., First Lien 2021 Consented Term Loan, 3M US L + 5.00%, 05/29/2026	1,636,198	1,413,266
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	1,068,640	1,111,193
		34,418,006

Nonferrous Metals/Minerals - 0.58%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	3,766,013	3,775,146

Oil & Gas - 1.04%
BCP Raptor II LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 11/03/2025	659,612	653,758
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	4,341,945	4,303,953
ORryx Midstream Services Permian Basin LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 10/05/2028	1,863,636	1,854,318
RDV Resources Properties LLC, First Lien Term Loan, 3M US L + 14.5%, 1.00% Floor, 03/29/2024(b)	7	6
		6,812,035

Property & Casualty Insurance - 0.47%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/13/2027	682,806	683,488
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	2,424,888	2,432,975
		3,116,463

Publishing - 2.76%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 06/29/2026	2,361,446	2,379,830
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	4,058,615	4,086,518
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 0.50% Floor, 07/28/2028	3,047,788	3,060,847
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	3,938,889	3,948,125

	Principal Amount	Value

Publishing (continued)
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 6M US L + 5.00%, 0.75% Floor, 09/25/2026	$4,616,000	$4,627,540
		18,102,860

Radio & Television - 1.25%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	2,567,377	2,575,579
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 3M US L + 3.50%, 12/17/2026	2,705,467	2,703,018
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	2,994,327	2,942,196
		8,220,793

Retailers (except food & drug) - 0.21%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	213,391	183,516
PetSmart LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.75% Floor, 02/11/2028	1,194,399	1,198,663
		1,382,179

Surface Transport - 1.52%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	3,974,732	4,039,341
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	3,914,123	3,916,295
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	2,043,478	2,052,562
		10,008,198

Telecommunications - 3.83%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	5,330,443	5,350,992
Ensono LP, First Lien Initial Term Loan, 3M US L + 4.00%, 05/19/2028	2,742,857	2,753,431
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	4,059,317	4,077,807
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/15/2023	2,977,325	2,977,325
Masergy Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 12/16/2024	1,766,917	1,763,242
Peak 10 Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2024	3,490,909	3,257,455
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	4,961,140	4,976,643
		25,156,895

Utilities - 0.36%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	1,022,251	912,875
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 1M US L + 5.50%, 1.00% Floor, 11/13/2021	1,536,960	1,429,373
		2,342,248

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $873,931,128)		879,875,665

CORPORATE BONDS - 21.75%
Aerospace & Defense - 0.36%
TransDigm, Inc., 6.25%, 03/15/2026(e)	2,244,000	2,342,175

Brokers, Dealers & Investment Houses - 0.53%
AG Issuer LLC, 6.25%, 03/01/2028(e)	3,297,000	3,462,476

Building & Development - 2.39%
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(e)	1,794,000	1,909,220
Foundation Building Materials, Inc., 6.00%, 03/01/2029(e)	2,936,000	2,881,596
Griffon Corp., 5.75%, 03/01/2028	4,200,000	4,415,250
SRS Distribution, Inc., 6.13%, 07/01/2029(e)	971,000	1,001,354
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	963,000	1,048,466

	Principal Amount	Value

Building & Development (continued)
Tutor Perini Corp., 6.88%, 05/01/2025(e)	$4,295,000	$4,397,006
		15,652,892

Business Equipment & Services - 1.55%
Austin BidCo, Inc., 7.13%, 12/15/2028(e)	871,000	878,730
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(e)	1,915,000	2,098,131
Garda World Security Corp., 6.00%, 06/01/2029(e)	2,622,000	2,572,615
Madison IAQ LLC, 5.88%, 06/30/2029(e)	2,994,000	3,020,362
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(e)	1,536,000	1,605,850
		10,175,688

Cable & Satellite Television - 2.30%
Altice Financing SA, 5.75%, 08/15/2029(e)	6,383,000	6,191,510
Altice France Holding SA, 6.00%, 02/15/2028(e)	4,700,000	4,521,024
Altice France SA, 5.50%, 10/15/2029(e)	2,236,000	2,216,250
Virgin Media Finance PLC, 5.00%, 07/15/2030(e)	2,131,000	2,188,111
		15,116,895

Chemical & Plastics - 0.24%
FXI Holdings, Inc.:
7.875%, 11/01/2024(e)	772,000	788,405
12.250%, 11/15/2026(e)	707,000	803,650
		1,592,055

Containers & Glass Products - 1.67%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(e)	4,519,000	4,606,555
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(e)	1,426,000	1,500,309
6.625%, 11/01/2025(e)	4,800,000	4,884,576
		10,991,440

Diversified Insurance - 1.82%
HUB International, Ltd., 7.00%, 05/01/2026(e)	4,628,000	4,789,980
NFP Corp.:
4.875%, 08/15/2028(e)	746,000	759,615
6.875%, 08/15/2028(e)	6,259,000	6,399,264
		11,948,859

Electronics/Electric - 1.51%
Plantronics, Inc., 4.75%, 03/01/2029(e)	2,886,000	2,706,549
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.50%, 09/01/2025(e)	6,948,000	7,234,605
		9,941,154

Food Products - 0.42%
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.63%, 03/01/2029(e)	2,758,000	2,782,257

Food Service - 0.21%
IRB Holding Corp., 7.00%, 06/15/2025(e)	1,307,000	1,389,308

Healthcare - 2.14%
Envision Healthcare Corp., 8.75%, 10/15/2026(e)	6,250,000	5,085,938
Team Health Holdings, Inc., 6.38%, 02/01/2025(e)	3,500,000	3,388,665
US Acute Care Solutions LLC, 6.38%, 03/01/2026(e)	5,245,000	5,540,031
		14,014,634

Home Furnishings - 0.38%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 01/15/2028(e)	2,422,000	2,507,133

Leisure Goods/Activities/Movies - 0.82%
Cinemark USA, Inc., 5.88%, 03/15/2026(e)	2,809,000	2,840,840

	Principal Amount	Value

Leisure Goods/Activities/Movies (continued)
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(e)	$2,450,000	$2,535,799
		5,376,639

Nonferrous Metals/Minerals - 0.23%
Minerals Technologies, Inc., 5.00%, 07/01/2028(e)	1,447,000	1,503,071

Oil & Gas - 0.03%
CSI Compressco LP / CSI Compressco Finance, Inc., 7.50%, 04/01/2025(e)	186,000	183,520

Property & Casualty Insurance - 0.86%
AssuredPartners, Inc., 7.00%, 08/15/2025(e)	4,545,000	4,623,174
GTCR AP Finance, Inc., 8.00%, 05/15/2027(e)	955,000	1,009,020
		5,632,194

Radio & Television - 2.20%
Audacy Capital Corp.:
6.500%, 05/01/2027(e)	3,848,000	3,942,449
6.750%, 03/31/2029(e)	600,000	605,520
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(e)	1,356,000	1,348,257
5.500%, 03/01/2030(e)	2,481,000	2,464,675
Univision Communications, Inc., 6.63%, 06/01/2027(e)	5,606,000	6,096,525
		14,457,426

Telecommunications - 1.35%
CommScope Technologies LLC, 6.00%, 06/15/2025(e)	3,861,000	3,914,089
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/01/2026(e)	4,714,000	4,938,198
		8,852,287

Utilities - 0.74%
Pike Corp., 5.50%, 09/01/2028(e)	4,733,000	4,829,482

TOTAL CORPORATE BONDS
(Cost $140,689,649)		142,751,585

	Shares
COMMON STOCK - 1.03%
Building & Development - 0.00%
Brock Holdings III Inc.(b)	164,832	–

Oil & Gas - 1.03%
Ascent Resources - Equity(b)(f)	886,921	909,094
Ridgeback Resources Inc.(b)(f)	1,201,345	4,600,129
Total Safety Holdings, LLC(f)	2,951	1,106,625
Utex Industries Holdings, LLC(b)(f)	3,182	152,736
		6,768,584

TOTAL COMMON STOCK
(Cost $17,007,470)		6,768,584

WARRANTS - 0.14%
Healthcare - 0.14%
Carestream Health expires 12/31/2049 at $0.01(b)	228	899,407

Oil & Gas - 0.00%(g)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	229,630	5,741

	Shares	Value
Healthcare (continued)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$–
		5,741

TOTAL WARRANTS
(Cost $25,062)		905,148

Total Investments- 156.96%
(Cost $1,031,653,309)		1,030,300,982

Other Assets in Excess of Liabilities - 0.64%		4,190,626

Mandatory Redeemable Preferred Shares - (6.90)%
(liquidation preference plus distributions payable on term preferred shares)		(45,286,936)

Leverage Facility - (50.70)%		(332,800,000)

Net Assets - 100.00%		$656,404,672

Amounts above are shown as a percentage of net assets as of September 30, 2021.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2021 was 0.08%

3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

6M US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of September 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2021, the Fund has unfunded delayed draw loans in the amount of $1,154,373. Fair value of these unfunded delayed draws was $1,158,016.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $137,287,869, which represented approximately 20.92% of net assets as of September 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.
(g)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit Fund (formerly known as Blackstone / GSO Strategic Credit Fund) (“BGB” or the “Fund”) is a diversified, closed- end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second- lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid- price of each of the CLOs. Corporate bonds and convertible bonds, other than short- term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short- term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the BGB Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker- dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three- tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of September 30, 2021:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Brokers, Dealers & Investment Houses	$–	$25,115,342	$1,773,627	$26,888,969
Business Equipment & Services	–	117,688,014	8,578,544	126,266,558
Chemical & Plastics	–	22,682,852	4,787,935	27,470,787
Containers & Glass Products	–	28,544,749	1,533,333	30,078,082
Ecological Services & Equipment	–	5,364,466	840,914	6,205,380
Electronics/Electric	–	196,700,231	977,168	197,677,399
Financial Intermediaries	–	5,095,741	3,061,723	8,157,464
Healthcare	–	119,083,214	4,362,589	123,445,803
Oil & Gas	–	6,812,029	6	6,812,035
Retailers (except food & drug)	–	1,198,663	183,516	1,382,179
Other	–	325,491,009	–	325,491,009
Corporate Bonds	–	142,751,585	–	142,751,585
Common Stock
Building & Development	–	–	–	–
Oil & Gas	–	1,106,625	5,661,959	6,768,584
Warrants
Healthcare	–	–	899,407	899,407
Oil & Gas	–	–	5,741	5,741
Total	$–	$997,634,520	$32,666,462	$1,030,300,982

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(4,483)	–	(4,483)
Total	–	(4,483)	–	(4,483)

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGB has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$82,831,666	$8,426,356	$2,870	$(8,348)	$91,252,544
Accrued discount/ premium	468,519	-	-	-	468,519
Realized Gain/(Loss)	(1,133,796)	3,702,028	-	-	2,568,232
Change in Unrealized Appreciation/(Depreciation)	5,123,621	(1,426,110)	902,278	8,348	4,608,137
Purchases	19,232,675	-	-	-	19,232,675
Sales Proceeds	(33,181,751)	(5,949,409)	-	-	(39,131,160)
Transfer into Level 3	-	909,094	-	-	909,094
Transfer out of Level 3	(47,241,579)	-	-	-	(47,241,579)
Balance as of September 30, 2021	$26,099,355	$5,661,959	$905,148	$-	$32,666,462
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$1,482,669	$402,078	$902,278	$-	$2,787,025

Information about Level 3 fair value measurements as of September 30, 2021:

Blackstone Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$26,099,355	Third-party vendor pricing service	Broker quote	N/A

Common Stock	1,061,830	Third-party vendor pricing service	Broker quote	N/A
	4,600,129	Discounted Cash Flow	PV-10 discount rate(a)	10.0%
	-	Performance multiple methodology	EBITDA multiple(a)	7.38x
Warrants	5,741	Third-party vendor pricing service	Broker quotes	N/A
	899,407	Performance multiple methodology	EBITDA multiple(a)	4.50x
	-	Option pricing model	Share price(a)	48.00

(a)	As of September 30, 2021, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
PV-10 discount rate	Decrease	Increase
EBITDA multiple	Increase	Decrease
Share price	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex- dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID- 19”) pandemic has caused disruption in the U.S. and global economies. More recently, robust economic activity in the U.S. has supported a continued recovery, which nevertheless may remain uneven with dispersion across sectors and regions. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of September 30, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGB will seek to achieve its investment objectives by investing primarily in U.S. corporate fixed income instruments, including Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). At September 30, 2021, 98.88% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect our credit arrangements and our floating rate debt investments. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of floating rate debt investments in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. The administrator of LIBOR announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of USD LIBOR settings will no longer be published after June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S.- dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR and could lead to significant short- term and long- term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its underlying obligors will likely need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR- based loans and securities, including those of other issuers we or our fund currently own or may in the future own. The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations and financial condition. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non- payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non- payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2021, BGB had invested $82,678,221 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange- listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker- dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker- dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker- dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2021, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
BMC Acquisition, Inc., First Lien Initial Term Loan	$159,497	$159,098
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan	30,125	30,264
FCG Acquisitions, Inc., First Lien Initial Delayed Draw Term Loan	12,486	12,484
PRO MACH Group, Inc. first Lien Delayed Draw Term Loan	446,547	449,099
Sovos Compliance, LLC., first Lien Delayed Draw Term Loan	203,994	205,440
VT Topco, Inc., first Lien Delayed Draw Term Loan	301,724	301,631
Total	$1,154,373	$1,158,016

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended September 30, 2021, BGB recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $9,415.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, and as further amended on January 10, 2020, and as further amended on January 8, 2021 and as further amended on September 30, 2021 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.90% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2021, BGB had borrowings outstanding under its Leverage Facility of $332,800,000, at an interest rate of 1.07%. Face value approximates fair value at September 30, 2021; this fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2021, the average borrowings under BGB's Leverage Facility and the average interest rate were $327,100,366 and 1.10%, respectively.

On July 27, 2016, BGB issued 45,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $45,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGB makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2021, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of September 30, 2021, BGB’s leverage represented 36.5% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.2% of Managed Assets and the MRPS representing 4.3% of Managed Assets).